UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2013

               ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

                              (614) 283-6500
(Registrant's telephone number, including area code)

               Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 22, 2013, Abercrombie & Fitch Co. (the “Registrant”) issued a press release (the “Release”) reporting the Registrant's unaudited financial results for the thirteen weeks (quarterly period) and twenty-six weeks (year-to-date period) ended August 3, 2013. A copy of the Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant also made available in conjunction with the Release additional unaudited quarterly financial information as of and for the quarterly periods and year-to-date periods in the fiscal years ending February 1, 2014 and the fiscal year ended February 2, 2013. Additional financial information was made available for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010. The additional financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant also made available in conjunction with the Release an investor presentation of results for the quarterly period ended August 3, 2013. The presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Registrant's website, located at www.abercrombie.com, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant's management conducted a conference call on August 22, 2013, at approximately 8:00 a.m., Eastern Time, to review the Registrant's financial results for the thirteen-week period ended August 3, 2013. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.
In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.20 per share in respect of the Registrant's Class A Common Stock. The dividend was declared on August 20, 2013 and is payable on September 17, 2013 to shareholders of record at the close of business on September 3, 2013.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

99.1	Press Release issued by Abercrombie & Fitch Co. on August 22, 2013

99.2	Additional Unaudited Quarterly and Year-To-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on August 22, 2013

99.3	Investor presentation of results for the quarterly period ended August 3, 2013 made available by Abercrombie & Fitch Co. with the Press Release issued on August 22,

2013

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 22, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: August 26, 2013	By: /s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.        Description

99.1	Press Release issued by Abercrombie & Fitch Co. on August 22, 2013

99.2	Additional Unaudited Quarterly and Year-to-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on August 22, 2013

99.3	Investor presentation of results for the quarterly period ended August 3, 2013 made available by Abercrombie & Fitch Co. with the Press Release issued on August 22, 2013

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 22, 2013